Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 1860

              Closed-End Strategy: Master Income Portfolio 2018-2
         Closed-End Strategy: Value Equity and Income Portfolio 2018-2


                          Supplement to the Prospectus

As a result of a previously announced acquisition, effective May 7, 2018, Alpine Total Dynamic Dividend Fund will change its name to Aberdeen Total Dynamic Dividend Fund ("AOD").

Notwithstanding anything to the contrary in the prospectus, the Portfolios now holds, and will continue to purchase shares of AOD.

Supplement Dated:  May 7, 2018